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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 1, 2005
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                      1-10702            34-1531521
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   (State or Other Jurisdiction          (Commission         (IRS Employer
         of Incorporation)              File Number)      Identification No.)



   500 Post Road East, Suite 320, Westport, Connecticut           06880
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         (Address of Principal Executive Offices)              (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

         In compliance with a Frequently Asked Questions Bulletin on Form 8-K issued on November 23, 2004 by the Division of Corporate Finance of the Securities and Exchange Commission ("SEC"), Terex Corporation ("Terex") is disclosing the following items which the SEC may deem to be material definitive agreements.

         Terex and Ronald M. DeFeo, the Chairman, President and Chief Executive Officer of Terex, are party to a Second Amended and Restated Employment and Compensation Agreement dated as of January 1, 2002 (the "DeFeo Agreement"), which agreement has previously been filed with the SEC. By its terms, the DeFeo Agreement extended only through December 31, 2004. The Compensation Committee of the Board of Directors of Terex (the "Board") is currently negotiating the terms of an agreement with Mr. DeFeo. Until such time as the agreement between Terex and Mr. DeFeo can be finalized and executed, the Board has approved an extension of the DeFeo Agreement through June 30, 2005 without change, and Mr. DeFeo has agreed to such extension. A copy of the amendment to the DeFeo Agreement is filed as Exhibit 10.1 to this Form 8-K. The new agreement between Terex and Mr. DeFeo will be filed with the SEC by Current Report on Form 8-K upon execution by the parties.

         Terex has in effect a compensation program for its outside directors, which was previously disclosed in Terex's proxy statement for its 2004 annual meeting of stockholders and approved by the Terex stockholders at their 2004 annual meeting. A summary of the material terms of Terex's outside directors' compensation program for 2005 is filed as Exhibit 10.2 to this Form 8-K.

         The Board and the stockholders of Terex previously adopted the Terex Corporation 2004 Annual Incentive Compensation Plan (the "Annual Plan"), which provides for incentive compensation in the form of an annual bonus to key executives of Terex upon satisfaction of certain performance measures. Terex has previously filed the Annual Plan with the SEC. At its January 5, 2005 meeting, the Compensation Committee of the Board approved the performance targets to be applied under the Annual Plan for determining bonuses for Annual Plan participants other than Terex's Chief Executive Officer related to Terex's 2005 fiscal year. A summary of the material terms of the performance targets for 2005 under the Annual Plan is filed as Exhibit 10.3 to this Form 8-K.

         From time to time, Terex may issue stock option and restricted stock awards to its directors, officers, employees, consultants and advisors under and pursuant to the Terex Corporation 2000 Incentive Plan (as amended, the "2000 Plan"), which plan, and amendments thereto, were previously adopted by the Board and approved by the stockholders of Terex. Copies of the form of restricted stock agreement and option agreement under the 2000 Plan are filed as Exhibits
10.4 and 10.5, respectively, to this Form 8-K.







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Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

     10.1 First  Amendment  to  Second  Amended  and  Restated   Employment  and
          Compensation Agreement, dated as of January 1, 2005, between Terex Corporation and Ronald M. DeFeo.

     10.2 Summary of material terms of Terex Corporation Outside Directors' Compensation Program.

     10.3 Summary of material terms of 2005 performance targets under the Terex Corporation 2004 Annual Incentive Compensation Plan.

     10.4 Form of Restricted Stock Agreement under the Terex Corporation 2000 Incentive Plan between Terex Corporation and participants in the 2000 Incentive Plan.

     10.5 Form of Option Agreement under the Terex Corporation 2000 Incentive Plan between Terex Corporation and participants in the 2000 Incentive Plan.


                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 5, 2005

                                               TEREX CORPORATION

                                               By:  /s/ Eric I Cohen
                                                    Eric I Cohen
                                                    Senior Vice President










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